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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-10434                 13-1726769
(State or other            (Commission File         (I.R.S. Employer
jurisdiction of                 Number)                Identification
incorporation or                                          Number)
 organization)



     PLEASANTVILLE, NEW YORK                  10570-7000
(Address of principal executive               (Zip Code)
            offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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

ITEM 5.  OTHER EVENTS.
         ------------

     On April 12, 2002, The Reader's Digest Association, Inc., a Delaware corporation, entered into a Recapitalization Agreement with the DeWitt Wallace-Reader's Digest Fund, Inc. and the Lila Wallace-Reader's Digest Fund, Inc.

     Filed herewith are the following Exhibits:

     2.1 Recapitalization Agreement, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of April 12, 2002

     99.1 News release issued by The Reader's Digest Association, Inc. on April 15, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

     (c) EXHIBITS

     NUMBER                           DESCRIPTION
     ------                           -----------

     2.1 Recapitalization Agreement, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of April 12, 2002

     99.1 News release issued by The Reader's Digest Association, Inc. on April 15, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE READER'S DIGEST ASSOCIATION, INC.


Date:  April 15, 2002
                                      /s/ Michael S. Geltzeiler
                                      ----------------------------------------
                                      Name:    Michael S. Geltzeiler
                                      Title:   Senior Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
----------                          -----------

     2.1 Recapitalization Agreement, by and among the DeWitt Wallace-Reader's Digest Fund, Inc., the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc., dated as of April 12, 2002

     99.1 News release issued by The Reader's Digest Association, Inc. on April 15, 2002 relating to the recapitalization of The Reader's Digest Association, Inc. and related matters